                                                                    EXHIBIT 10.5


                        TRANSITIONAL SERVICES AGREEMENT
                        -------------------------------

     AGREEMENT, entered into as of May 7, 1996 and effective as of the 30th day of April, 1996 (the "Effective Date"), by and between E. I. DU PONT DE NEMOURS AND COMPANY, a Delaware corporation, with its principal place of business at 1007 Market Street, Wilmington, Delaware 19898, acting on its own behalf and on behalf of its subsidiaries and/or affiliates listed in Exhibit I ("Du Pont"),
                                                       ---------
and DADE CHEMISTRY SYSTEMS INC., a Delaware corporation, with its principal place of business at 1717 Deerfield Road, Deerfield, Illinois 60015, acting on its own behalf and on behalf of its subsidiaries and/or affiliates listed in
Exhibit II ("Dade") (Dade and Du Pont are at times referred to herein
----------
individually as a "Party" and collectively as the "Parties").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Du Pont and Dade have entered into an Asset Purchase and Sale Agreement dated December 11, 1995, as amended and restated on May 7, 1996 (the "Purchase Agreement") pursuant to which Dade agreed to purchase those assets of Du Pont's In Vitro Diagnostics business as described in the Purchase Agreement (the "Business"); and

     WHEREAS, as set forth in Paragraph 10.08 of the Purchase Agreement, Du Pont agreed to make available to Dade certain transitional administrative and support services for the Business for a limited period after the completion of the sale in accordance with the terms of this Agreement.

     NOW, THEREFORE, subject to the terms, conditions, covenants and provisions of this Agreement, Du Pont and Dade mutually covenant and agree as follows:

                                   ARTICLE 1
                               SERVICES PROVIDED
                               -----------------

     1.01  Transitional Services.  Upon the terms and subject to the conditions
           ---------------------
set forth in this Agreement, Du Pont will provide to Dade for the Business each of those administrative and support services listed in Appendix A, which is
                                                       ----------
attached to and made part of this Agreement, in the countries set forth in that Appendix (hereinafter referred to individually as a "Transitional Service", and collectively as the "Transitional Services"), during the time period for each Transitional Service set forth on Appendix A (hereinafter referred to as the
                                  ----------
"Time Periods" for all of the Transitional Services, and the "Time Period" for each Transitional Service). The Transitional Services selected by

Dade pursuant to this Agreement are listed on Exhibit III attached hereto.
                                              -----------

     1.02  Personnel.  In providing the Transitional Services, Du Pont, as it
           ---------
deems necessary or appropriate in its sole discretion, may (a) use such personnel of Du Pont or its affiliates, and (b) employ the services of third parties to the extent such third party services are routinely utilized to provide similar services to other Du Pont businesses or are reasonably necessary for the efficient performance of any of such Transitional Services.

     1.03  Representatives.  Du Pont and Dade shall each nominate a
           ---------------
representative to act as the primary contact person for the provision of all of the Transitional Services (collectively, the "Primary Coordinators"). The initial Primary Coordinators shall be Jerry Hamilton for Dade and Richard E. Gies for Du Pont. The initial coordinators for each specific Transitional Service shall be the individuals named in the description of such Transitional Service in Appendix A (the "Service Coordinators"). Du Pont and Dade shall
           ----------
advise each other in writing of any change in the Primary Coordinators and any Service Coordinator. Du Pont and Dade agree that all communications relating to the provision of the Transitional Services shall be directed to the Primary Coordinators.

     1.04  Level of Transitional Services.   (a)  Du Pont shall perform the
           ------------------------------
Transitional Services exercising the same degree of care as it exercises in performing the same or similar services for its own account, with priority equal to that provided to its own businesses or those of any of its affiliates, subsidiaries or divisions. Nothing in this Agreement shall require Du Pont to favor the Business over its own businesses or those of any of its affiliates, subsidiaries or divisions.

     (b) Unless otherwise specifically set forth in the Appendixes attached hereto, it is the intention of the parties that Dade's use of any Transitional Service that Dade elects to use shall not be higher than the level of use
required by the Business prior to the acquisition thereof by Dade.   In no event
shall Dade be entitled to any new service or to increase its use of any of the Transitional Services above that level of use without the prior written consent of Du Pont, which consent may be withheld by Du Pont for any or no reason in its sole and absolute discretion.

     (c) Du Pont shall not be required to provide Dade extraordinary levels of Transitional Services, special studies, training, or the like or the advantage of systems, equipment, facilities, training, or improvements procured, obtained or made after the Effective Date by Du Pont.

     (d) In addition to being subject to the terms and conditions of this Agreement for the provision of the Transitional Services, Dade agrees that the Transitional Services provided by third parties shall be subject to the terms and conditions of any agreements between Du Pont and such third parties to the extent that such terms and conditions do not conflict with the terms and conditions of this Agreement.

     1.05  Limitation of Liability and Warranty. (a)  In the absence of gross
           ------------------------------------
negligence or reckless or willful misconduct on Du Pont's part, and whether or not it is negligent, Du Pont shall not be liable for any claims, liabilities, damages, losses, costs, expenses (including, but not limited to, settlements, judgments, court costs and reasonable attorneys' fees), fines and penalties, arising out of any actual or alleged injury, loss or damage of any nature whatsoever in providing or failing to provide the Transitional Services to Dade. Notwithstanding anything to the contrary contained herein, in the event Du Pont commits an error with respect to or incorrectly performs or fails to perform any Transitional Service, at Dade's request, Du Pont shall use reasonable efforts to correct such error, re-perform or perform such Transitional Service; provided,
                                                                     --------
that Du Pont shall have no obligation to recreate any lost or destroyed data to the extent the same cannot be cured by the re-performance of the Transitional Service in question.

     (b) In no event shall Du Pont be liable for any damages caused by Dade's failure to perform Dade's responsibilities hereunder. Du Pont will not be liable to Dade for any act or omission of any other entity (other than due to a default by Du Pont in any agreement between Du Pont and such other entity) furnishing any Transitional Service. Further, in the absence of gross negligence or willful misconduct, Du Pont will have no liability for lost, altered or destroyed data in providing any Transitional Service or for any interruption of any Transitional Services relating to computer or telecommunications services.

     (c) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR AT LAW OR IN EQUITY, IN NO EVENT SHALL DUPONT BE LIABLE FOR PUNITIVE, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION OR ANY OTHER LOSS)

ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT OR REGARDING THE PROVISION OF OR THE FAILURE TO PROVIDE THE TRANSITIONAL SERVICES, EVEN IF DUPONT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     (d) In addition to the Transitional Services, Du Pont agrees to provide those goods and services described in Appendix B attached hereto and made a part
                                      ----------
hereof. If Du Pont will be providing any of its other goods in connection with providing the Transitional Services, such goods shall be provided in accordance with the conditions of sale set forth in Appendix C attached hereto and made a
                                         ----------
part hereof. EXCEPT AS SET FORTH IN THOSE CONDITIONS, DUPONT MAKES NO EXPRESSED OR IMPLIED WARRANTY (INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) REGARDING ANY GOODS PROVIDED IN CONNECTION WITH THE TRANSITIONAL SERVICES.

     1.06  No Obligation to Continue to Use Services.  (a) Dade shall have no
           -----------------------------------------
obligation to continue to use any of the Transitional Services and may delete any Transitional Service from the Transitional Services that Du Pont is providing to Dade by giving Du Pont reasonable advance written notice of its desire to delete any or all Transitional Services; provided, that the deletion
                                                   --------
of any Transitional Service can only be effective on the last day of a calendar month. Reasonable notice, for purposes of this paragraph, shall mean the time specifically stipulated in Appendix A, or in the absence of such stipulation,
                           ----------
sufficient time for Du Pont to reduce its own and/or contract personnel used to provide the Transitional Services being deleted by Dade.

     (b) If any Transitional Service is deleted by Dade, Du Pont shall have the option, in its sole and absolute discretion, to discontinue any Transitional Service(s) related to such deleted Transitional Service(s) as set forth in Appendix A (which related Transitional Services have been designated by Du Pont
----------
on the Appendices attached hereto) by providing written notice to Dade. Reasonable notice, for purposes of this paragraph, shall mean sufficient time for Dade to increase its own and/or contract personnel in order to find replacement services for such Transitional Services, which in any event shall not be longer than the time specifically stipulated in Appendix A (if so
                                                       ----------
stipulated).

     (c) If any Transitional Service is terminated by Dade, Dade may not elect to reinstitute such Transitional Service.

     1.07  Information Systems.  (a)  Dade acknowledges and agrees that the
           -------------------
terms and conditions set forth on Appendix A-2 attached hereto shall apply to
                                  ------------
those Transitional Services relating to the information systems as described in Appendix A-2 (the "Information System Services").
------------

     (b) Dade hereby agrees that neither it nor any of its employees or agents will access or use any Du Pont or third party software on Du Pont systems, other than the software and systems specifically described in Appendix A-2.
                                                        ------------

     (c) Dade agrees that as a condition to accessing any Du Pont computer or telecommunication systems, within 30 days of the date hereof, it shall execute and deliver the Du Pont "Electronic Information Security Agreement Form 0004", which is attached hereto as Annex I, on its own behalf and on behalf of its
                            -------
subsidiaries listed in Exhibit II.
                       ----------

     (d) Dade agrees that within ninety (90) days following the execution of this Agreement, it shall provide to Du Pont, in form and substance reasonably acceptable to Du Pont, a written migration plan providing a detailed description, including calendar milestones, of the manner in which Dade will migrate from the Information Systems Services (including, without limitation, Du Pont's computer and telecommunications software, hardware, and equipment systems) to Dade or third party systems prior to the expiration of the Time Period for the provision of the Information Systems Services described in Appendix A-2, and a contingency plan setting forth the manner in which Dade will
------------
provide its computer and telecommunications services, if Dade is unable to fully implement such migration plan.

     1.08  Du Pont Access.  To the extent reasonably required for Du Pont
           --------------
personnel to perform the Transitional Services, Dade shall provide Du Pont personnel with access to its equipment, office space, plants, telecommunications and computer equipment and systems, and any other areas and equipment; provided,
                                                                       --------
that such access shall not include the use thereof in the provision of any Transitional Service.

     1.09  Certain Office Space.  Dade and Du Pont acknowledge that, in addition
           --------------------
to the provisions for the use of office space described in Appendix A, certain
                                                           ----------
employees of the Business share office space with other businesses of Du Pont, which office space is listed on Appendix D attached hereto (the "Additional
                                ----------
Office Space"), and that the terms and conditions for the use of Additional Office Space are not addressed in this Agreement because the Additional Office Space is not significant. Du Pont and Dade agree to negotiate in good faith to establish the terms and conditions (including the cost thereof) upon which Dade may utilize the Additional Office Space.

     1.10  Site Services Agreement.  Notwithstanding anything to the contrary
           -----------------------
contained herein or in any Schedule, Exhibit or Appendix attached hereto, if any Transitional Service is being provided under a certain Site Services Agreement dated the date hereof by and between Du Pont and Dade, such Transitional Service shall not be provided under this Agreement.

     1.11  Financial Information.  For each country for which Du Pont is
           ---------------------
providing trial balance data in connection with the Financial Transitional Services, Du Pont shall provide trial balance data for such country together with a summary of related ledger activity as soon as possible after the end of the period in question but no later than thirty (30) days after the period in question for the first four (4) months of the term of this Agreement, and no later than fifteen (15) days after the period in question thereafter.

                                   ARTICLE 2
                                  COMPENSATION
                                  ------------

     2.01  Consideration.  (a)  As consideration for the Transitional Services,
           -------------
Dade shall pay to Du Pont the amount specified for each Transitional Service as set forth in Appendix A. If the amount to be paid for any Transitional Service
             ----------
is described in Appendix A as "cost", the use of the term "cost" does not mean
                ----------
Du Pont's cost to provide that Transitional Service, but the cost to Dade to receive such Transitional Service from Du Pont. Upon the deletion of any Transitional Service in accordance with Paragraph 1.06 above, the compensation to be paid under this Paragraph 2.01 shall be reduced by the amount specified for such deleted Transitional Service. Upon the reduction of the level of, or the termination, of any specific Transitional Service, Du Pont and Dade shall determine in good faith a reduction of the amount to be paid by Dade hereunder due to such reduction or termination. Specifically, with respect to the Service and Security Transitional Services for Europe, to the extent that Dade vacates a facility, the price of such Transitional Service shall be reduced based upon the square footage of the vacated space as it relates to the total square footage of the space provided in connection with such Transitional Services.

     (b) In addition to the payments described in subparagraph (a) above, Dade shall reimburse to Du Pont an amount equal to the sum of (i) all of the costs, if any, required by any third party incurred by Du Pont to obtain consents from such third parties to permit Du Pont to provide any Transitional Service to Dade hereunder (including, without limitation, amounts paid for the right to continue to use third party software for the benefit of Dade) in accordance with the terms of Section 5.09(f) of the Purchase Agreement, plus (ii) any expenditures made by Du Pont on behalf of Dade pursuant to Appendix A. Such costs and expenditures will be billed to Dade in
            ----------
the monthly invoice(s) described in Paragraph 2.03 below. In the event that Du Pont will be making any such disbursements of funds on behalf of Dade, before any disbursement will be made, Dade shall deposit funds equal to an estimated amount of such costs and expenditures into a bank account designated by Du Pont.

     2.02  Taxes.  Any taxes (other than income taxes) assessed on the provision
           -----
of the Transitional Services shall be paid by Dade.

     2.03  Invoices.  At the end of each month, each of Du Pont and its
           --------
affiliates or subsidiaries providing the Transitional Services will submit one invoice to Dade for (a) all Transitional Services provided to Dade and its subsidiaries by such entity, and (b) those costs and expenditures described in Paragraph 2.01(b) above incurred by such entity during such month. Such monthly invoices shall be issued no later than the fifteenth day of each month. Each invoice shall include a summary list of the previously agreed upon Transition Service for which there are fixed dollar fees, together with documentation supporting each of the invoiced amounts that are not covered by the fixed fee agreements. The total of this list and supporting detail will equal the invoice total, and will be provided under separate cover apart from the invoice. All invoices shall be sent to Dade at the following address or to such other address as Dade shall have specified by notice in writing to Du Pont:


          Jerry Hamilton
          1717 Deerfield Road
          Deerfield, IL 60015-0078
          Fax: (847) 267-5317

     2.04  Payment of Invoices.  (a) Payment of all invoices shall be made by
           -------------------
electronic funds transmission in U.S. Dollars, without any offset or deduction of any nature whatsoever, within thirty (30) days of the delivery of the invoice in accordance with Section 6.04 below, unless otherwise specified in Appendix A.
                                                                     ----------
All payments shall be made to the account stipulated in the invoice or otherwise in writing to Dade by Du Pont with written confirmation of payment sent by facsimile to the person stipulated in the invoice or otherwise in writing to Dade by Du Pont.

     (b) If any payment is not paid when due, Du Pont shall have the right, without any liability to Dade, or anyone claiming by or through Dade, to immediately cease providing either all of the Transitional Services, or the Transitional Service(s) for which payment has not been made within ten (10) business days after the delivery of written notice thereof delivered in accordance with Section 6.04 below, which right may be exercised by Du Pont in its sole and absolute discretion, and shall not limit or otherwise affect Du Pont's right to terminate this Agreement in accordance with Article 4 below.

                                   ARTICLE 3
                                CONFIDENTIALITY
                                ---------------

     3.01  Obligation.  (a)  In addition to any obligations of confidentiality
           ----------
pursuant to other agreements between the Parties, without the prior written consent of the other Party, each Party shall hold in confidence and not disclose to any third party (i) any confidential information received by it from the other Party during the provision of the Transitional Services, including, without limitation, information which is not related to the Transitional Services; and (ii) with regard to Dade, the specific terms, conditions and information contained in this Agreement and any attachment hereto.

     (b)  Each party agrees that it shall only use the information received by
                                          ----
it from the other Party in connection with the provision or receipt of the Transitional Services, and for no other purpose whatsoever.

     (c) For the purposes of this Agreement, confidential information shall not include information:

          (i) which is or becomes part of the public domain other than through breach of this Agreement or through the fault of the receiving Party;

          (ii) which is or becomes available to the receiving Party from a source other than the disclosing Party, which source has no obligation of confidentiality to the disclosing Party in respect thereof;

          (iii)  which is required to be disclosed by law or governmental order;
or

          (iv)   the disclosure of which is mutually agreed to by the Parties.

     3.02  Effectiveness.  The foregoing obligation of confidentiality shall be
           -------------
in effect during the term of this Agreement and any extensions thereof and for a period of ten (10) years after the termination or expiration of this Agreement.

     3.03  Care and Inadvertent Disclosure.  With respect to any confidential
           -------------------------------
information, each Party agrees as follows:

     (a) it shall use the same degree of care in safeguarding said information as it uses to safeguard its own information which must be held in confidence; and

     (b) upon the discovery of any inadvertent disclosure or unauthorized use of said information, or upon obtaining notice of such a disclosure or use from the other Party, it shall take all necessary actions to prevent any further inadvertent disclosure or unauthorized use, and, subject to the provisions of Paragraph 1.05 above, such other Party shall be entitled to pursue any other remedy which may be available to it.

                                   ARTICLE 4
                              TERM AND TERMINATION
                              --------------------

     4.01  Term.  This Agreement shall become effective on the Effective Date
           ----
and shall remain in force until the expiration of the longest Time Period unless all of the Transitional Services are deleted by Dade in accordance with Paragraph 1.06 above, or this Agreement is terminated under Paragraph 4.03,
6.07 or 6.11 below prior to the end of such period.

     4.02  Extension.  Subject to the earlier termination of this Agreement in
           ---------
accordance with Paragraph 4.03, 6.07 or 6.11 below, other than with respect to the Information System Services, Dade may extend each Time Period for an additional thirty (30) days by giving Du Pont at least thirty (30) days prior written notice prior to the end of the Time Period in question.

     4.03  Termination.  (a)  If either Party (hereafter called the "Defaulting
           -----------
Party") shall fail to perform or default in the performance of any of its obligations under this Agreement (other than as described in subparagraph (b) below), the other Party (hereinafter called the "Non-Defaulting Party") may give written notice to the Defaulting Party specifying the nature of such failure or default and stating that the Non-Defaulting Party intends to terminate this Agreement if such failure or default is not cured within forty five (45) days of such written notice. If any failure or default so specified is not cured within such forty five (45) day period, the Non-Defaulting Party may elect to immediately terminate this Agreement; provided, however, that if the failure or default
                          --------  -------
relates to a dispute made in good faith by the Defaulting Party, the Non-Defaulting Party may not terminate this Agreement pending the resolution of such dispute. Such termination shall be effective upon giving a written notice of termination from the Non-Defaulting Party to the Defaulting Party and shall be without prejudice to any other remedy which may be available to the Non-Defaulting Party against the Defaulting Party.

     (b) Notwithstanding the provisions of subparagraph (a) above, Du Pont may immediately terminate this Agreement upon written notice to Dade if Dade fails to make any payment hereunder within ten (10) business days after the delivery of written notice of non-payment in accordance with Section 6.04 below.

     (c) Either Party may immediately terminate this Agreement by a written notice to the other without any prior notice upon the occurrence of any of the following events:

          (i) the other Party enters into proceedings in bankruptcy or insolvency;

          (ii) the other Party shall make an assignment for benefit of creditors;

          (iii) a petition shall be filed against the other Party under a bankruptcy law, a corporate reorganization law, or any other law for relief of debtors (or similar law in purpose or effect); or

          (iv) the other Party enters into liquidation or dissolution proceedings.

     4.04  Dade's Administrative and Support Services.  (a)  Dade acknowledges
           ------------------------------------------
that Du Pont is providing the Transitional Services as an accommodation to Dade to allow Dade a period of time to obtain its own administrative and support services. During the term of this Agreement, Dade agrees that, in addition to the migration plan described in Paragraph 1.07(d), it shall take all steps necessary to obtain its own administrative and support services prior to the expiration of the Time Period for each Transitional Service.

     (b) Dade specifically agrees and acknowledges that all obligations of Du Pont to provide each Transitional Service shall immediately cease upon the expiration of the Time Period (and any extension thereof in accordance with Section 4.02) for such Transitional Service, and Du Pont's obligations to provide all of the Transitional Services shall immediately cease upon the termination of this Agreement. Upon the ceasation of Du Pont's obligation to provide any Transitional Service, Dade shall immediately cease using, directly or indirectly, such Transitional Service (including, without limitation, any and all Du Pont software or third party software provided through Du Pont, telecommunications services or equipment, or computer systems or equipment). Dade hereby agrees that Du Pont will experience a negative impact on Du Pont's businesses in providing any Transitional Service beyond the Time Period specified for such Transitional Service (and any extension thereof in accordance with Section 4.02).

     (c) DUPONT SHALL HAVE NO LIABILITY OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES) TO DADE, OR TO ANYONE CLAIMING BY OR THROUGH DADE, FOR DUPONT'S CEASING TO PROVIDE ANY TRANSITIONAL SERVICE UPON THE EXPIRATION OF THE TIME PERIOD (AND ANY EXTENSION THEREOF IN ACCORDANCE WITH SECTION 4.02) FOR SUCH TRANSITIONAL SERVICE OR THE TERMINATION OF THIS AGREEMENT. DADE SHALL HOLD DUPONT HARMLESS AND WAIVES ANY AND ALL RIGHTS, AT LAW OR IN EQUITY, THAT IT MAY HAVE TO BRING ANY SUIT, INCLUDING, BUT NOT LIMITED TO, INJUNCTIVE RELIEF, OR TO ANY CLAIMS, DAMAGES, LOSS, COSTS (INCLUDING ATTORNEY FEES), ACTIONS, OR LIABILITY AGAINST DUPONT OR DUPONT'S EMPLOYEES, AGENTS, ASSIGNEES, SUBSIDIARIES OR AFFILIATES ARISING OUT OF DUPONT'S CEASING TO PROVIDE ANY TRANSITIONAL SERVICE UPON THE EXPIRATION OF THE TIME PERIOD (AND ANY EXTENSION THEREOF IN ACCORDANCE WITH SECTION 4.02) FOR SUCH TRANSITIONAL SERVICE OR THE TERMINATION OF THIS AGREEMENT.

     4.05  Survival of Certain Obligations.  Without prejudice to the survival
           -------------------------------
of the other agreements of the Parties, the following obligations shall survive the termination of this Agreement: (a) for the period set forth therein, the obligations of each Party under Articles 3, 4 and 5, and (b) Du Pont's right to receive the compensation for the Transitional Services provided, and reimbursement of the costs and expenditures described in Paragraph 2.01 above incurred, prior to the effective date of termination.


                                   ARTICLE 5
                                  INDEMNITIES
                                  -----------

     5.01  Indemnity by Du Pont.  Subject to the limitations set forth in
           --------------------
Paragraph 1.05 above, Du Pont shall indemnify, defend and hold Dade harmless against any and all claims, liabilities, damages, losses, costs, expenses (including, but not limited to, settlements, judgments, court costs and reasonable attorney's fees), fines and penalties arising out of any actual injury, loss or damage of any nature whatsoever due or relating to the provision of or failure to provide the Transitional Services, only to the extent that such
                                                    ----
amounts are a direct result of the gross negligence or reckless or willful misconduct of the personnel of Du Pont and/or any contract personnel who are managed and directed by Du Pont.

     5.02  Indemnity by Dade.  Without affecting any provision of the Purchase
           -----------------
Agreement, Dade shall indemnify, defend and hold Du Pont harmless against any and all claims, liabilities, damages losses, costs, expenses (including, but not limited to, settlements, judgments, court costs and reasonable attorneys' fees), fines and penalties arising out of any injury or death, and any loss or damage of any nature whatsoever (including, without limitation, loss of or damage to property, or damage to the environment) due or relating to the operations and activities of Dade, except to the extent that any such losses, liabilities, obligations, costs, expenses or damages are the direct result of the negligence, gross negligence or willful misconduct of the personnel of Du Pont and/or any contract personnel who are managed and directed by Du Pont.

     5.03  Term of Indemnity.  The indemnities contained in this Article shall
           -----------------
survive for a period of three (3) years after the termination of this Agreement for any reason.

                                   ARTICLE 6
                                 MISCELLANEOUS
                                 -------------

     6.01  Amendments. This Agreement shall not be amended or modified except in
           ----------
writing signed by the Parties.

     6.02  Successors and Assignment.  This Agreement shall be binding upon and
           -------------------------
inure to the benefit of the Parties hereto and their respective successors and permitted assigns. No Party shall assign this Agreement or any rights herein without the prior written consent of the other Party, which may be withheld for any or no reason; provided, that (a) Du Pont may assign without Dade's consent its obligations to
--------
provide any (or all) of the Transitional Services relating to Information System Services upon written notice to Dade; and (b) Dade may assign without Du Pont consent its rights and obligations hereunder to (i) any entity acquiring substantially all of the assets of the business unit or division of Dade to which this Agreement relates or (ii) any of Dade's financing sources as collateral security.

     6.03  Merger.  All understandings, representations, warranties and
           ------
agreements, if any, heretofore existing between the Parties regarding the Transitional Services are merged into this Agreement, including the Schedules, Exhibits and Appendices attached hereto, which fully and completely express the agreement of the Parties with respect to the subject matter hereof. The Parties have entered into this Agreement after adequate investigation with neither Party relying upon any statement or representation not contained in this Agreement, or the Schedules, Exhibits and Appendices attached hereto.

     6.04  Notices.  All invoices, notices, consents, requests, approvals, and
           -------
other communications provided for or required herein, and all legal process in regard thereto, must be in writing and shall be deemed validly given, made or served, (a) when delivered personally or sent by telecopy to the facsimile number indicated below with a required confirmation copy sent in accordance with subparagraph (c) below; or (b) on the next business day after delivery to a nationally-recognized express delivery service with instructions and payment for overnight delivery; or (c) on the fourth day after deposited in any depository regularly maintained by the United States postal service, postage prepaid, certified or registered mail, return receipt requested, addressed to the following addresses (unless otherwise specified in this Agreement), or to such other address as the Party to be notified shall have specified to the other Party in accordance with this paragraph:

     If to Du Pont:

          E. I. du Pont de Nemours and Company
          1007 Market Street
          Wilmington, Delaware 19898, USA
          Attention:
          Fax Number:

     If to Dade:

          Dade Chemistry Systems Inc.
          1717 Deerfield Road
          Deerfield, IL 60015
          Attn:  Chief Executive Officer


     6.05  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the United States of America and the State of New
York. This Agreement shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods.

     6.06  Headings.  The various headings used in this Agreement are for
           --------
convenience only and are not to be used in interpreting the text of the Articles or Paragraphs in which they appear or to which they relate.

     6.07  Severability.  Wherever possible, each provision of this Agreement
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shall be interpreted in such a manner as to be effective and valid under applicable law. If any portion of this Agreement is declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement, which shall continue in full force and effect as if this Agreement had been executed with the invalid portions thereof deleted; provided, that the entirety of this Agreement shall continue in full
         --------
force and effect in all other jurisdictions. Notwithstanding the foregoing, if the portion of this Agreement which is declared invalid has the effect of reducing the compensation due hereunder or preventing the reimbursement of the costs and expenditures described in Paragraph 2.01(b) above, Du Pont, at its sole discretion, may terminate this Agreement by providing thirty (30) days written notice to Dade.

     6.08  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

     6.9  Rights of the Parties.  Nothing expressed or implied in this Agreement
          ---------------------
is intended or will be construed to confer upon or give any person or entity, other than the Parties and their respective subsidiaries and affiliates, any rights or remedies under or by reason of this Agreement or any transaction contemplated thereby.

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

     6.10  Reservation of Rights.  Either Party's waiver of any of its remedies
           ---------------------
afforded hereunder or at law is without prejudice and shall not operate to waive any other remedies which that Party shall have available to it, nor shall such waiver operate to waive the Party's rights to any remedies due to a future breach, whether of a similar or different nature.

     6.11  Force Majeure.  Any failure or omission by a Party in the performance
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of any obligation under this Agreement shall not be deemed a breach of this
Agreement or create any liability, if the same arises from any cause or causes beyond the control of such Party, including, but not limited to, the following, which, for purposes of this Agreement shall be regarded as beyond the control of each of the Parties hereto: acts of God, fire, storm, flood, earthquake, governmental regulation or direction, acts of the public enemy, war, rebellion, insurrection, riot, invasion, strike or lockout; provided, however, that such
                                                 --------  -------
Party shall resume the performance whenever such causes are removed. Notwithstanding the foregoing, if such Party cannot perform any obligation under this Agreement for a period of forty-five (45) days due to such cause or causes, either Party may terminate such obligation under this Agreement by providing written notice to the other Party.

     6.12  Relationship of the Parties.  It is expressly understood and agreed
           ---------------------------
that in rendering the Transitional Services hereunder, Du Pont is acting as an independent contractor and that this Agreement does not constitute either Party as an employee, agent or other representative of the other Party for any purpose whatsoever. Neither Party has the right or authority to enter into any contract, warranty, guarantee or other undertaking in the name or for the account of the other Party, or to assume or create any obligation or liability of any kind, express or implied, on behalf of the other Party, or to bind the other Party in any manner whatsoever, or to hold itself out as having any right, power or authority to create any such obligation or liability on behalf of the other or to bind the other Party in any manner whatsoever (except as to any actions taken by either Party at the express written request and direction of the other Party).

     6.13  Conflict.  In case of conflict between the terms and conditions of
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this Agreement and any Appendix, the terms and conditions of such Appendix shall control and govern as it relates to the Transitional Service to which those terms and conditions apply.

     6.14  Language.  This Agreement is executed in the English language, and
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any interpretation or construction of this Agreement shall be based solely on the English language official text.

     6.15  Arbitration.  If the dispute has not been resolved by negotiation or
           -----------
by mediation, then upon the written request of either Party, such dispute shall be resolved by binding arbitration conducted in accordance with the Rules of the CPR Institute for Dispute Resolution by a sole arbitrator. To the extent not governed by such rules, such arbitrator shall be directed by the Parties to set a schedule for determination of such dispute that is reasonable under the circumstances. The arbitration will be conducted in New York City. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C.
(S)(S) 1-16. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Transitional Services Agreement to be executed the day and year first above written.

                    E. I. DU PONT DE NEMOURS AND COMPANY

                    By: /s/ R.H. Heath
                       ______________________________________

                    Title:  Attorney in Fact
                          ___________________________________


                    DADE CHEMISTRY SYSTEMS INC.

                    By: /s/ John Connaughton
                       _______________________________________

                    Title:  Vice President and Assistant Secretary
                          ________________________________________